Rule 497(k)

File No. 333-174332

First Trust Exchange-Traded Fund IV

SUMMARY PROSPECTUS
FT Vest 20+ Year Treasury & Target Income ETF

Ticker Symbol:	LTTI
Exchange:	NYSE Arca, Inc.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=LTTI.   You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com.   The Fund’s  prospectus and statement of additional information, both dated  March 2, 2026, are all incorporated by reference into this Summary Prospectus.
March 2, 2026

Investment Objectives
The FT Vest 20+ Year Treasury & Target Income ETF (the "Fund") seeks to provide investors with current income with a secondary objective of providing capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses(1)	0.65%
(1)
Expenses have been restated to reflect the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period February 12, 2025 (inception) through October 31, 2025, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will pursue its investment objectives by investing in U.S. Treasury securities and utilizing an option strategy consisting of purchasing and writing (selling) U.S. exchange-traded call options, including Flexible Exchange options (“FLEX Options”), on the iShares® 20+ Year Treasury Bond ETF (the “Underlying ETF”). Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to U.S. Treasury securities. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s investment sub-advisor is Vest Financial LLC (“Vest” or the “Sub-Advisor”).
In furtherance of its objectives, the Fund seeks to make distributions from the FLEX Option Discount (described below), U.S. Treasury securities and option premiums at an annual rate that is approximately 5.0% (before fees and expenses) over the current annual income yield of the Underlying ETF. The Fund also seeks a secondary objective of providing capital appreciation. The Underlying ETF trailing 12-month annual income yield as of January 30, 2026 was 4.43%. However, that is not indicative of what the Underlying ETF annual income yield may be in the future. It is expected that the Fund will distribute income from premiums to shareholders on a monthly basis. While the Fund seeks to make distributions that are above the current annual income yield of the Underlying ETF, there is no guarantee that the Fund’s distribution target will be achieved. The Advisor will periodically assess whether the Fund’s distribution target remains reasonable as market conditions change. The Fund does not seek to achieve any specific level of total return performance compared with the total return performance of the Underlying ETF. Capital appreciation on the securities held by the Fund may be less than the capital appreciation of the Underlying ETF, and the total return performance of the Fund may be less than the total return performance of the Underlying ETF. In the event the value of the Underlying ETF exceeds the strike price of the call options, the capital appreciation on such securities is expected to be less than the capital appreciation of the Underlying ETF
The Fund seeks to provide long exposure to the Underlying ETF through the use of FLEX Options contracts that reference the Underlying ETF. FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates that are otherwise standardized in typical listed options contracts. An investment in the Fund is not an investment in an index or in the securities that make up the Underlying ETF. As such, the Fund only has synthetic exposure to the Underlying ETF. The Fund is subject to all potential losses if the Underlying ETF loses value which may not be offset by the income received by the Fund.
The long portion of the Fund’s portfolio consists of synthetic exposure to the Underlying ETF, which measures the performance of U.S. Treasury bonds with remaining maturities greater than twenty years. The FLEX Options will have an expiration date of one year or less and will be rolled to maintain exposure to the Underlying ETF. The Fund’s synthetic exposure to the return of the Underlying ETF is achieved through a possible combination of purchased call options and short-term U.S. Treasury securities, which together are intended to provide exposure to the Underlying ETF. Since the synthetic exposure of the Underlying ETF forgoes the income produced by the Underlying ETF, the FLEX Options are priced at a discount roughly equal to the annualized yield of the Underlying ETF (the “FLEX Option Discount”). The FLEX Option Discount will accrete to par over the course of the option period, meaning as the FLEX Options approach their expiration date and the U.S. Treasury securities approach their maturity date, the value of the FLEX Options and U.S. Treasury securities will increase until it converges with its par value, which is the amount ultimately paid to the Fund. The FLEX Option Discount will permit the Fund to purchase a laddered portfolio of short-term U.S. Treasury securities, the income from which will be distributed to investors throughout the year.
The Fund seeks to reach its income target of 5.0% (before fees & expenses) over the Underlying ETF annual income yield from purchasing U.S. Treasury securities using cash roughly equal to the FLEX Option Discount and the premiums collected by selling weekly call options on the Underlying ETF. A premium is the income received by an investor who sells an option contract to another party. When the Fund sells a call option on the Underlying ETF (as discussed below), the option is “uncovered” (i.e., the Fund does not own the underlying security), therefore the Fund may be required to acquire shares of the Underlying ETF in order to satisfy its obligation on the call option, which could result in additional costs to the Fund.
The call options sold by the Fund on the Underlying ETF are anticipated to be either cash settled and/or physically settled European style FLEX Options or physically settled American style exchange-traded options. The European style FLEX Options are exercisable at the strike price only on the FLEX Option expiration date, and in the event the purchaser exercises these call options, the Fund is obligated to either deliver a cash payment based upon the difference between the Underlying ETF’s value and the strike price or deliver shares of the Underlying ETF at the strike price. The physically settled American style exchange-traded options are exercisable any time prior to the expiration date, and in the event the purchaser exercises these call options, the Fund is obligated to deliver shares of the Underlying ETF at the strike price. In the event the Underlying ETF declines in value, the call options may end up worthless and the Fund as the writer (seller) of the call options retains the premium.
The Fund’s partial call selling strategy seeks to convert a portion of the growth potential of the Fund into current income. Each week, the Fund compares the FLEX Option Discount on the synthetic exposure to the Underlying ETF against the Fund’s distribution target and looks to bridge that difference with the premiums that come from selling call options. By combining premiums collected from the sale of call options with the discount from the purchased deep in-the-money call options, the Fund seeks to increase total income for investors while still participating in some of the growth potential from the Underlying ETF. The call options written by the Fund will generally have expirations of approximately one week, and will be typically written “at-the-money.” An at-the-money call option has a strike price that is approximately equal to the price of reference asset at the time the call option is sold. The Fund’s strategy may involve frequently buying and selling portfolio securities. For additional information on the Fund's portfolio holdings, including investment terms, investment functions and the expected target maturity for each component, see "Additional Information on the Fund's Investment Objectives and Strategies.”
The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).
The Underlying ETF
The Underlying ETF is an exchange-traded fund that seeks to track the investment results of an index composed of U.S. Treasury bonds with remaining maturities greater than twenty years. BlackRock Fund Advisors serves as the Underlying ETF’s investment adviser.
The summary information below regarding the Underlying ETF comes from its filings with the SEC. You are urged to refer to the SEC filings made by the Underlying ETF and to other publicly available information (e.g., the Underlying ETF’s annual reports) to obtain an understanding of the Underlying ETF’s business and financial prospects.
The following description of the Underlying ETF’s principal investment strategies was taken directly from the Underlying ETF’s prospectus, dated June 27, 2025, as amended (“TLT” refers to the Underlying ETF; other defined terms have been modified).

TLT seeks to track the investment results of the ICE® U.S. Treasury 20+ Year Bond Index (the “Underlying Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity greater than or equal to twenty years. As of February 28, 2025, there were 40 issues in the Underlying Index.
The Underlying Index consists of publicly-issued U.S. Treasury securities that have a remaining maturity greater than or equal to twenty years and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve System (the “Fed”). In addition, the securities in the Underlying Index must be fixed-rate and denominated in U.S. dollars. Excluded from the Underlying Index are inflation-linked securities, Treasury bills, cash management bills, any government agency debt issued with or without a government guarantee and zero-coupon issues that have been stripped from coupon-paying bonds. The Underlying Index is market value weighted, and the securities in the Underlying Index are updated on the last calendar day of each month.
TLT will invest at least 80% of its assets in the component securities of the Underlying Index, and TLT will invest at least 90% of its assets in U.S. Treasury securities that BFA believes will help TLT track the Underlying Index. TLT will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help TLT track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. TLT seeks to track the investment results of the Underlying Index before fees and expenses of TLT.
TLT may lend securities representing up to one-third of the value of TLT’s total assets (including the value of any collateral received).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ABSENCE OF AN ACTIVE MARKET RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers or authorized participants. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares and market makers are under no obligation to make a market in the Fund’s shares. Additionally, only a limited number of institutions act as authorized participants for the Fund and only an authorized participant may engage in creation or redemption transactions directly with the Fund and are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. Any trading halt or other problem relating to the trading activity of these market makers or any issues disrupting the authorized participants’ ability to proceed with creation and/or redemption orders could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a premium or discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount (the difference between the market price of the Fund's shares and the Fund's net asset value) and possibly face delisting and the bid/ask spread (the difference between the price that someone is willing to pay for shares of the Fund at a specific point in time versus the price at which someone is willing to sell) on the Fund’s shares may widen.
CALL OPTIONS RISK. The use of call options involves risks different from those associated with ordinary portfolio securities transactions. As the seller (writer) of a call option, the Fund will lose money if the value of the reference index or security rises above the strike price and the buyer exercises the option; however, such loss will be partially offset by any premium received from the sale of the option. As the purchaser of a call option, the Fund will generally only exercise the option if the value of the reference index or security rises above the strike price. If the value of the reference index or security does not rise above the level of the strike price, the option is likely to expire worthless. When writing a call option, the Fund will have no control over the exercise of the option by the option holder. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security or index, price volatility, currency exchange rates, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their reference index or security and there may at times not be a liquid secondary market for certain options. Additionally, the options on the Underlying ETF may perform differently than options on the reference index due to differences in the performance of the Underlying ETF itself due to cash drag, differences between the portfolio of the ETF and the components of the reference index, expenses and other factors. Options may also involve the use of leverage, which could result in greater price volatility than other securities.
CASH TRANSACTIONS RISK. The Fund intends to effect a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares entirely in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.
COUNTERPARTY RISK. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.
CURRENT MARKET CONDITIONS RISK. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, the Federal Reserve and certain foreign central banks have raised interest rates; however, the Federal Reserve has begun to lower interest rates and may continue to do so. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. Additionally, challenges in commercial real estate markets, including high interest rates, declining valuations and elevated vacancies, could have a broader impact on financial markets. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. The change in administration resulting from the 2024 United States national elections could result in significant impacts to international trade relations, tax and immigration policies, and other aspects of the national and international political and financial landscape, which could affect, among other things, inflation and the securities markets generally. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Iran, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes, including the imposition of tariffs, and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. A public health crisis and the ensuing policies enacted by governments and central banks may cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. As the COVID-19 global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. Additionally, cyber security breaches of both government and non-government entities could have negative impacts on infrastructure and the ability of such entities, including the Fund, to operate properly. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.
CYBER SECURITY RISK. The Fund is susceptible to operational, information security and related risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, any of which could result in a material adverse effect on the Fund or its shareholders. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. Emerging threats like ransomware or zero-day exploits could also cause disruptions to Fund operations. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, among many other third-party service providers, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Further, errors, misconduct, or compromise of accounts of employees of the Fund or its third-party service providers can also create material cybersecurity risks. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers. Cyber security incidents may also trigger Fund obligations under data privacy laws, potentially increasing notification and compliance burdens. Cyber security incidents affecting issuers in whose securities the Fund invests may also have a negative impact on the value of the securities of such issuers, and in turn, the value of the Fund.
DEBT SECURITIES RISK. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock. Debt securities held by the Fund may be subject to amendments, waivers, or exchange offers that modify their terms. These transactions may be initiated by borrowers to address financial stress and may include exchanges of existing debt securities for new instruments with different priority, collateral, or economic characteristics. Participation in, or exclusion from, such transactions could result in the Fund holding debt that is structurally or contractually subordinated, less liquid, or of lower market value than prior to the transaction.
DERIVATIVES RISK. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The use of leveraged derivatives can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price.
DISTRIBUTION TAX RISK. The Fund currently expects to make distributions on a regular basis. While the Fund will normally pay its income as distributions, the Fund's distributions may exceed the Fund's income and gains for the Fund's taxable year. The Fund may be required to reduce its distributions if it has insufficient income. Additionally, there may be times the Fund needs to sell securities when it would not otherwise do so and could cause the distributions from that sale to constitute return of capital. Distributions in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital. Return of capital distributions do not represent income or gains generated by the Fund's investment activities and should not be interpreted by shareholders as such. Distributions in excess of the Fund's minimum distribution requirements, but not in excess of the Fund's earnings and profits, will be taxable to Fund shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those Fund shares on which the distribution was received are sold. Once a Fund shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the Fund shareholder holds shares of the Fund as capital assets. Additionally, any capital returned through distributions will be distributed after payment of Fund fees and expenses. Because the Fund's distributions may consist of return of capital, the Fund may not be an appropriate investment for investors who do not want their principal investment in the Fund to decrease over time or who do not wish to receive return of capital in a given period. In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.
FLEX OPTIONS RISK. Trading FLEX Options involves risks different from, or possibly greater than, the risks associated with investing directly in securities. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund's FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund’s shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities.
FLEX OPTIONS VALUATION RISK. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The FLEX Options are also subject to correlation risk, meaning the value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF (although they generally move in the same direction) or its underlying securities. The value of the FLEX Options prior to the expiration date may vary because of factors other than the value of the Underlying ETF, such as interest rate changes, changing supply and demand, decreased liquidity of the FLEX Options, a change in the actual and perceived volatility of the stock market and the Underlying ETF and the remaining time to expiration. FLEX Option prices may also be highly volatile and may fluctuate substantially during a short period of time. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund's investment adviser (employing the fair value procedures approved by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund's holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Under those circumstances, the value of the FLEX Options will require more reliance on the investment adviser’s judgment than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value paid for shares of the Fund.
INDEX OR MODEL CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund's shares.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
LEVERAGE RISK. Leverage may result in losses that exceed the amount originally invested and may accelerate the rates of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the value of the Fund’s shares to be volatile and sensitive to market swings.
LIQUIDITY RISK. Certain Fund investments may trade in limited volume, or lack an active trading market. Accordingly, the Fund may not be able to sell or close out of such investments at favorable times or prices (or at all), or at the prices approximating those at which the Fund currently values them. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses, including through the use of technology, automated processes, algorithms, or other management systems, that may not operate as intended or produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market makers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular investment, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the Fund's annual distribution rate may fall.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. These errors or failures may adversely affect the Fund’s operations, including its ability to execute its investment process, calculate or disseminate its NAV or intraday indicative optimized portfolio value in a timely manner, and process creations or redemptions. The Fund relies on third-parties for a range of services, including custody, valuation, administration, transfer services, securities lending and accounting, among many others. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Fund's investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
OPTIONS RISK. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Fund's portfolio managers to forecast market movements correctly. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of options also depends on the Fund's ability to terminate option positions at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options. There may be times the Fund needs to sell securities at a loss in order to settle an option position, which could result in the distribution of premium from that option position being classified as a return of capital. Other times, the Fund may need to sell securities at a gain in order to settle an option position, which could result in the Fund being required to make additional distributions. Either result could cause an investor’s returns to vary from expectations.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value and the bid/ask spread on the Fund’s shares may widen.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SPECIAL TAX RISK. The Fund intends to qualify as a “regulated investment company” (“RIC”). If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The Fund intends to treat any income it may derive from the FLEX Options as "qualifying income" under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the referenced asset as the issuer of the FLEX Options, which may allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the referenced asset is not appropriately the issuer of the FLEX Options, the Fund may lose its own status as a RIC if tax positions reflected by such options are large enough.

TRADING ISSUES RISK. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.
UNDERLYING ETF RISK. The Fund invests in FLEX Options that reference an ETF, which subjects the Fund to certain of the risks of owning shares of an ETF as well as the types of instruments in which the Underlying ETF invests. The value of an ETF will fluctuate over time based on fluctuations in the values of the securities held by the ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s shares. An ETF that tracks an index may not exactly match the performance of the index due to cash drag, differences between the portfolio of the ETF and the components of the index, expenses and other factors.
U.S. GOVERNMENT SECURITIES RISK. U.S. government securities are subject to interest rate risk but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from other debt securities. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity.While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. government.
VALUATION RISK. The Fund may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance
The Fund does not have performance information available for a full calendar year.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
Vest Financial, LLC (“Vest” or the “Sub-Advisor”)
Portfolio Managers
The following persons serve as the portfolio managers of the Fund:
●
Karan Sood, Managing Director of Vest
●
Trevor Lack, Managing Director of Vest
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as a part of the portfolio management team of the Fund since February 2025.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares called “Creation Units.” Individual shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their net asset value, the Fund’s shares may trade at a price greater than (premium) or less than (discount) the Fund’s net asset value. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s net asset value, market price, premiums and discounts, bid-ask spreads and the median bid-ask spread for the Fund’s most recent fiscal year, is available online at  http://www.ftportfolios.com/Retail/etf/home.aspx.

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer, registered investment adviser, bank or other financial intermediary (collectively, “intermediaries”), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=LTTI.
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